                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A
                                 Amendment No. 1


                    Current Report Pursuant to Section 13 or
                       15(d) of The Securities Act of 1934



        Date of Report (Date of earliest event reported): June 29, 1995.


                             Williams Controls, Inc.
             (Exact name of registrant as specified in its charter)




Delaware                             0-18083                         84-1099587
(State or other                    (Commission                  (I.R.S. Employer
jurisdiction)                      File Number)              Identification No.)




                  14100 SW 72nd Avenue, Portland, Oregon 97224
                    (Address of principal executive offices)



        Registrant's telephone number, including area code: (503) 684-8600




                                 Not Applicable
         (Former name or former address, if changed since last report.)

Item 7.  Financial Statements and Exhibits

(a)      Financial statements of business acquired.

         The financial statements of Aptek Technologies, Inc. ("Aptek") for the year ended December 31, 1994 and report of Independent Certified Public Accountant.

         The interim financial statements of Aptek for the three months ended March 31, 1995.

(b)      Unaudited pro forma financial information.

         The pro forma financial statements are presented to show the results of operations of Williams Controls, Inc. ("the Company"), Hardee, Waccamaw Wheel, a division of Red Bluff Grain Farm Supply, Inc. ("Waccamaw"), and Aptek Technologies, Inc. ("Aptek"), for the nine months ended June 30, 1995, and the year ended September 30, 1994, as if the acquisitions had occurred on the first day of each respective period. The acquisitions have been accounted for using the purchase method of accounting.

         These pro forma financial statements have been prepared for informational purposes only and do not purport to indicate what would have occurred had the entities been combined since the applicable date, or what results may be in the future.

(1)(a) The transactions described above are included in the June 30, 1995 Consolidated Balance Sheet reported on Form 10Q. Therefore, a pro forma balance sheet is not included.

(1)(b) Pro forma condensed consolidated statement of operations of the Company, Hardee, Waccamaw, and Aptek for the nine months ended June 30, 1995.

(1)(c) Pro forma condensed consolidated statement of operations of the Company, Hardee, Waccamaw, and Aptek for the year ended September 30, 1994.

(1)(d)   Notes to pro forma condensed consolidated financial statements.

(c)      Exhibits

         None.

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         Williams Controls, Inc.


September 11, 1995                       /s/ Dale J. Nelson
                                         -------------------
                                         Dale J. Nelson, Chief Financial Officer

                             Williams Controls, Inc.
              Pro Forma Condensed Consolidated Financial Statements
                                   (unaudited)

Pro Forma Condensed
Consolidated Financial Information                       Williams Controls, Inc.
(unaudited)

Overview

         The proforma condensed financial information includes the historical information of the Company and the following acquisitions: Hardee Manufacturing Company, Inc. ("Hardee"), Waccamaw Wheel ("Waccamaw"), a division of Red Bluff Grain Farm Supply, Inc., and Aptek Technologies, Inc. ("Aptek"). The acquisition of Hardee and Waccamaw was completed on February 3, 1995 as reported on Form 8-K. The acquisition of the business assets of Aptek was completed on April 18, 1995 and the acquisition of Aptek's property and plant was completed on June 29, 1995 as reported on Form 8-K.

         The pro forma condensed consolidated statements of operations for the nine months ended June 30, 1994 include the historical statements of operations of the Company as reported on Form 10-Q for the quarter ended June 30, 1995; Hardee's and Waccamaw's historical statement of operations for the period from October 1, 1995 through December 31, 1995 (Hardee's results of operations from January 1, 1995 to date of acquisition are not material and their results of operations from date of acquisition (February 3, 1995) are included in the Company's historical financial statements); and Aptek's historical statement of operations for the period from October 1, 1995 through March 31, 1995. (Aptek's results of operations from April 1, 1995 to date of acquisition are not material and its results of operations from date of acquisition (April 18, 1995) are included in the Company's historical financial statements). The pro forma condensed consolidated statements of operations for the year ended September 30, 1994 include the pro forma consolidated results of operations as reported on Form 8-K/A Amendment No. 1 dated February 3, 1995 and the historical statement of operations of Aptek for the year ended December 31, 1994.

         These pro forma financial statements have been prepared for informational purposes only and do not purport to indicate what would have occurred had the entities been combined since the applicable dates, or what results may be in the future. The accompanying pro forma condensed consolidated financial statements should be read in conjunction with the historical financial statements of the Company, Hardee and Aptek (included herein).

Pro Forma Condensed
Consolidated Statement of Operations
For the nine months ended June 30, 1995                  Williams Controls, Inc.
(In thousands, except per share amounts)
(unaudited)


                                                              Hardee                                      Aptek
                                                                 Pro                                        Pro
                                   Williams                    Forma                                      Forma
                                  Controls,                  Adjust-       Pro Forma                    Adjust-      Pro Forma
                                      Inc.*        Hardee      ments        Combined       Aptek          ments       Combined
                                -----------       -------  ---------       ---------    --------     ----------       --------
Sales                               $44,902        $1,622   $      -         $46,524      $2,409      $       -        $48,933

Cost of sales                        31,916           869         70  (5)     32,855       1,950            150 (5)     34,955
                                     ------         -----     ------          ------       -----          -----         ------
Gross margin                         12,986           753       (70)          13,669         459          (150)         13,978
                                     ------         -----     ------          ------      ------          -----         ------

Operating expenses                    5,540           409          -           5,949         704              -          6,653

Other expenses, net                   1,335            50         62  (6)      1,447                        270 (6)      1,717
                                     ------        ------     ------          ------      ------         ------         ------

Earnings from continuing
  operations before income
  taxes                               6,111           294      (132)           6,273       (245)          (420)          5,608

Income taxes                          2,245            96       (32)  (7)      2,309           -          (180) (7)      2,129
                                     ------        ------     ------          ------     -------         ------         ------
Earnings before minority
  interest                            3,866           198      (100)           3,964       (245)          (240)          3,479

Minority interest
  in earnings of
  consolidated subsidiaries              42             -         20  (8)         62           -              -             62
                                   --------       -------     ------         -------     -------         ------        -------

Earnings from continuing
  operations                        $ 3,824        $  198     $(120)         $ 3,902     $ (245)        $ (240)        $ 3,417
                                     ======         =====      =====          ======      ======         ======         ======

Earnings from continuing
  operations per common
  share                            $    .22                                                                           $    .19
                                    =======                                                                            =======

Weighted average shares
  outstanding                        17,600                                                                 200 (9)    $17,800
                                     ======                                                               =====         ======


* Obtained from June 30, 1995 10Q.


  See notes to unaudited pro forma condensed consolidated financial statements.

Pro Forma Condensed
Consolidated Statement of Operations
For the year ended September 30, 1994                    Williams Controls, Inc.
(In thousands, except per share amounts)
(unaudited)


                                                                      Pro Forma
                                                                       Williams ...             Pro Forma      Pro Forma
                                                                    Controls, Inc.*  Aptek     Adjustments    Consolidated
                                                                    --------------   -----     -----------    ------------
Sales ..............................................................   $ 49,822    $ 3,760       $   --         $ 53,582
Cost of sales ......................................................     36,557      2,269            300 (1)     39,126
                                                                       --------    -------       --------       --------
Gross margin .......................................................     13,265      1,491           (300)        14,456
                                                                       --------    -------       --------       --------

Operating expenses .................................................      6,640        929           --            7,569

Other expenses, net ................................................      1,380         29            540 (2)      1,949
                                                                       --------    -------       --------       --------

Earnings (loss) from continuing operations
  before income taxes ..............................................      5,245        533           (840)         4,938

Income taxes (benefit) .............................................      2,000       --             (125)(3)      1,875
                                                                       --------    -------       --------       --------
                                                                          3,245        533           (715)         3,063

Minority interest in earnings (loss)
  of consolidated subsidiaries .....................................        (60)      --             --              (60)
                                                                       --------    -------       --------       --------

Earnings from continuing operations ................................   $  3,305    $   533       $   (715)      $  3,123
                                                                       ========    =======       ========       ========

Earnings from continuing operations
  per common share .................................................   $    .20                                 $    .18
                                                                       ========                                 ========

Weighted average shares outstanding ................................     16,800                       200 (4)     17,000
                                                                       ========                  ========       ========

* Pro Forma Williams Controls, Inc., which includes Hardee and Waccamaw, obtained from Form 8-K/A Amendment No. 1 dated February 3, 1995.

  See notes to unaudited pro forma condensed consolidated financial statements.

                                        3

Notes to Pro Forma Condensed
Consolidated Financial Statements                        Williams Controls, Inc.
(In thousands)
(unaudited)


Note 1.

         The pro forma financial statements are presented to show the financial position and results of operations of Williams Controls, Inc. ("the Company"), Hardee Manufacturing Company, Inc. ("Hardee") and Waccamaw Wheel ("Waccamaw"), a division of Red Bluff Grain Farm Supply, Inc., and Aptek Technologies, Inc. ("Aptek") as if these acquisitions by the Company had occurred on the dates discussed in the overview. The acquisitions have been accounted for using the purchase method of accounting.

         The pro forma adjustments to the pro forma condensed consolidated statement of operations for the year ended September 30, 1994 are as follows:

         (1)      Adjustments to cost of sales:

                  Increase in depreciation expense as
                    a result of purchase accounting            $300

         (2)      Adjustments to interest expense:

                  Interest on loan facility at 9.0%            $540

         (3) To adjust income tax expense (benefit) to a combined federal and state rate of 38%.

         (4) To adjust weighted average shares outstanding for shares issued in connection with acquisitions.

Notes to Pro Forma Condensed
Consolidated Financial Statements                        Williams Controls, Inc.
(In thousands)
(unaudited)




         The pro forma adjustments to the pro forma condensed consolidated statement of operations for the nine months ended June 30, 1995 are as follows:

                                                            Hardee    Aptek
                                                            ------    -----
         (5)      Adjustments to cost of sales:

                  Increase in depreciation expense as a
                     result of purchase accounting            $ 70     $150

         (6)      Adjustments to interest expense:
                     Interest on loan facility at 9.0%        $ 62     $270

         (7) To adjust income tax expense (benefit) to a combined federal and state rate of 38%.

         (8)      To record 20% minority interest in earnings
                     (loss) of consolidated subsidiaries      $ 20

         (9) To adjust weighted average shares outstanding for shares issued in connection with acquisitions.

                          INDEPENDENT AUDITORS' REPORT

                            APTEK TECHNOLOGIES, INC.

                                December 31, 1994
                                                     m.a. cabrera & company p.a.
                                      Certified Public Accountants & Consultants
                                                2 S. University Drive, Suite 330
                                                 Plantation, Florida  33324-3307
                                                      305/476-2008  800/226-1660
                                                               Fax  305/475-0809


                          INDEPENDENT AUDITORS' REPORT



Board of Directors
Aptek Technologies, Inc.

We have audited the accompanying balance sheet of Aptek Technologies, Inc. as of December 31, 1994, and the related statements of earnings and accumulated deficit and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects the financial position of Aptek Technologies, Inc. as of December 31, 1994, and results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

The accompanying financial statements have been prepared assuming the Company will continue as a going concern. As discussed in Note B to the financial statements, the Company has suffered recurring losses from operations that raise substantial doubt about its ability to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

m.a. Cabrera & Company, P.A.

Plantation, Florida
February 17, 1995

                            Aptek Technologies, Inc.

                                  BALANCE SHEET

                              Periods as Indicated

                                                                    Unaudited
                                                   December 31,     March 31,
                                                      1994             1995
                                                  ------------     -----------
                                     ASSETS
CURRENT ASSETS
  Cash                                            $    41,394     $     45,158
  Accounts receivable, less allowance for
    doubtful accounts of $8,000                       468,008          524,253
  Inventories                                         655,050          969,151
  Prepaid expenses                                     17,064           12,763
                                                  -----------     ------------
       Total current assets                         1,181,516        1,551,325

PROPERTY AND EQUIPMENT - Net                          323,421          314,515

OTHER ASSETS                                            1,261          -
                                                  ------------    -------------

                                                  $ 1,506,198     $  1,865,840
                                                   ===========     ===========

                      LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
  Current portion of long-term debt,
    substantially from related parties            $   198,196     $    365,806
  Accounts payable                                    283,343          512,256
  Payroll and other taxes payable                       9,040           39,813
  Accrued expenses                                    113,203          122,261
                                                   -----------    ------------
       Total current liabilities                      603,782        1,040,136

LONG-TERM DEBT  ,substantially from
    related parties                                    17,411          -

COMMITMENTS AND CONTINGENCY                            -               -

STOCKHOLDERS' EQUITY
  Common stock - par value $0.01; 45 shares
    authorized; 41 shares outstanding                       1                1
  Paid in capital                                   4,614,298        4,614,298
  Accumulated deficit                              (3,729,294)      (3,788,595)
                                                  ------------    -------------
       Total stockholders' equity                     885,005          825,704
                                                  ------------    -------------

                                                  $ 1,506,198     $  1,865,840
                                                   ===========      ===========

See Independent Auditor's Report.
The accompanying notes are an integral part of this statement.

                            Aptek Technologies, Inc.

                  STATEMENT OF EARNINGS AND ACCUMULATED DEFICIT

                              Periods as Indicated


                                                                  Unaudited
                                                 For the year   For the Three
                                                     ended       months ended
                                                  December 31,     March 31,
                                                      1994            1995
                                                  -----------     -----------
NET SALES                                         $ 3,760,056     $    796,489

COST OF GOODS SOLD                                  2,268,530          546,085
                                                   -----------     ------------

     GROSS PROFIT ON SALES                          1,491,526          250,404

OPERATING EXPENSES
  Selling expenses                                    126,038           27,536
  General and administrative expenses                 746,506          266,075
  Depreciation                                         56,610           14,153
  Facilities costs - rent                             -                -
                                                    ----------      -----------
                                                      929,154          307,764
                                                    ----------      -----------

Earnings (Loss) before other income (expense)         562,372          (57,360)

OTHER INCOME (EXPENSE)
  Gain on sale of property and equipment, net           2,741          -
  Interest expense, substantially to
   related parties                                    (32,205)          (1,941)
                                                    ----------     ------------
                                                      (29,464)          (1,941)
                                                    ----------     ------------
     Earnings (Loss) before
      provision for income tax                        532,908          (59,301)

PROVISION FOR INCOME TAXES                            -                -
                                                    ----------      -----------

     NET EARNINGS (LOSS)                              532,908          (59,301)

Accumulated deficit at beginning of period         (4,262,202)      (3,729,294)
                                                  ------------    -------------

Accumulated deficit at end of period              $(3,729,294)    $ (3,788,595)
                                                   ===========     ============

See Independent Auditor's Report.
The accompanying notes are an integral part of this statement.

                            Aptek Technologies, Inc.

                             STATEMENT OF CASH FLOWS

                              Periods as Indicated

                                                                   Unaudited
                                                  For the year    For the Three
                                                     ended        months ended
                                                  December 31,       March 31,
                                                      1994            1995
                                                  -----------     -------------
CASH FLOWS FROM OPERATING ACTIVITIES
  Net earnings (loss)                             $   532,908     $    (59,301)
  Adjustments to reconcile net earnings to
    net cash provided by operating activities
     Depreciation                                      56,610           14,153
  Changes in assets and liabilities
    (Increase) in accounts receivable - net          (127,314)         (56,245)
    Decrease (Increase) in inventories                 54,447         (314,101)
    Decrease in prepaid expenses                        3,356            4,301
    Decrease in other assets                            5,619            1,261
    Increase in accounts payable                       23,781          228,913
    (Decrease) Increase in payroll
         and other taxes payable                       (7,037)          30,773
    (Decrease) Increase in accrued expenses           (12,775)           9,058
                                                    ----------      -----------
     Net cash provided by (used in)
      operating activities                            529,595         (141,188)
                                                    ----------      -----------

CASH FLOWS FROM INVESTING ACTIVITIES
  Purchase of property and equipment                  (13,320)          (5,247)
  Proceeds from the sale of property
       and equipment                                    4,449          -
                                                    ----------      -----------
     Net cash used in investing activities             (8,871)          (5,247)
                                                    ----------      -----------

CASH FLOWS FROM FINANCING ACTIVITIES
  Proceeds from note and loans payable                268,760          235,000
  Repayments of note and loans payable               (860,682)         (84,801)
                                                    ----------      -----------
     Net cash provided by (used in)
            financing activities                     (591,922)         150,199
                                                    ----------      -----------

          NET INCREASE (DECREASE) IN CASH             (71,198)           3,764

Cash at beginning of period                           112,592           41,394
                                                    ----------      -----------

Cash at end of period                             $    41,394     $     45,158
                                                    ==========      ===========

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid during the year for interest            $    32,205     $      1,941
                                                    ==========      ===========
Cash paid during the year for income taxes        $   -           $    -
                                                    ==========      ===========

See Independent Auditor's Report.
The accompanying notes are an integral part of this statement.

                            Aptek Technologies, Inc.

                          NOTES TO FINANCIAL STATEMENT

                    December 31, 1994 and March 31, 1995 (All
            Balances and Amounts as of March 31, 1995 are Unaudited)


NOTE A - SUMMARY OF ACCOUNTING POLICIES

The Company is a manufacturer of thick film hybrid micro-circuitry and surface mount printed circuit board assemblies, primarily serving the telecommunications industry.

A summary of significant accounting policies consistently applied in the preparation of the accompanying financial statement follows.

Inventories

The Company's inventory is comprised of raw materials, work-in-process and finished goods and is stated at lower of cost or market. Cost is determined by the first-in, first-out method.

Property and Equipment

Property and equipment are stated at cost. Depreciation and amortization are provided for in amounts sufficient to relate the cost of depreciable assets to operations over their estimated useful lives, principally using accelerated methods.

Income Taxes

The Company in adopting SFAS No. 109, Accounting for Income Taxes has taken the position that realization of tax benefits of both carrybacks and carryforwards of tax credits generally will be attributable to income taxes related to continuing operations, since the criteria for reporting a transaction as an extraordinary item are strict and discontinued operations are not encountered frequently.


NOTE B - GOING CONCERN

The Company in prior years has suffered recurring losses and cash flow problems. These factors raise substantial doubt about its ability to continue as a going concern. To date, these continuing losses have been funded by a related party and there are no guarantees that under this current ownership structure, the funding of past losses and cash flow deficits will continue (see Note I). In the event that such funding ceases, the Company would have to seek alternate sources of financing.

                            Aptek Technologies, Inc.

                          NOTES TO FINANCIAL STATEMENT

                    December 31, 1994 and March 31, 1995 (All
            Balances and Amounts as of March 31, 1995 are Unaudited)

NOTE B - CONTINUED

In addition, the Company continues to conduct its operations in facilities owned by its shareholder at no charge to the Company, with no accrual of these costs due to the inability of the Company to pay such costs. See Note H and I.

C - INVENTORIES

Inventory at December 31, 1994 and March 31, 1995 are summarized as follows:

                                                December 31,      March 31,
                                                    1994             1995
                                                 ---------       ----------
         Raw materials                           $ 230,517       $  291,268
         Work-in-process                           319,902          572,235
         Finished goods                            104,631          105,648
                                                  ---------       ---------
                                                   655,050          969,151
                                                  =========       =========

NOTE D - PROPERTY AND EQUIPMENT

Property and equipment at December 31, 1994 and March 31, 1995 are summarized as follows:

                                                December 31,      March 31,
                                                    1994             1995
                                                 -----------     -----------
         Machinery and equipment                 $  903,896      $   909,143
         Furniture and fixtures                      40,183           40,183
         Leasehold improvements                     158,458          158,458
                                                  ----------        ---------
                                                  1,102,537        1,107,784
         Less accumulated depreciation             (779,116)        (793,269)
                                                  ----------        ---------
                                                 $  323,421      $   314,515
                                                  ==========        =========
NOTE E - OTHER ASSETS

Other assets at December 31, 1994 and March 31, 1995 are summarized as follows:

                                              December 31,        March 31,
                                                 1994               1995
                                               ---------          ---------
         Advances                              $   1,261              -
                                                ---------         ---------
                                               $   1,261              -
                                                =========         =========

                            Aptek Technologies, Inc.

                          NOTES TO FINANCIAL STATEMENT

                    December 31, 1994 and March 31, 1995 (All
            Balances and Amounts as of March 31, 1995 are Unaudited)

NOTE F - LONG TERM DEBT

                                                 December 31,      March 31,
                                                    1994             1995
                                                 -----------       ---------

Note Payable - Related Party
  Unsecured; non interest bearing;
  due upon demand.                                $   -          $  235,000

Note Payable - Related  Party
  Secured by  manufacturing  equipment;
  36 monthly payments of $2,258
  representing principal and interest at
  10%, last payment due August, 1996.                41,452          35,664

Notes  Payable  -  Other;  Unsecured;
  Interest  payable  quarterly  at 12% with
  principal due in various times during
  1994.                                              31,760          31,760

Notes Payable - stockholder; unsecured
         Interest payable at 10% due upon
         demand.                                    142,395          63,382
                                                   ---------       ---------
                                                    215,607         365,806
         Less current portion                       198,196         365,806
                                                   ---------       ---------

                                                  $  17,411      $     -
                                                   ========        =========

Maturities of long term debt at December 31, 1994 and March 31, 1995 are as follows:

                                                 December 31,      March 31,
                                                    1994             1995
                                                  ----------       ----------
         1995                                     $  198,196       $    -
         1996                                         17,411          365,806
                                                   ----------       ----------
                                                  $  215,607       $  365,806
                                                   ==========       ==========

                            Aptek Technologies, Inc.

                          NOTES TO FINANCIAL STATEMENT

                    December 31, 1994 and March 31, 1995 (All
            Balances and Amounts as of March 31, 1995 are Unaudited)


NOTE G - INCOME TAXES

A summary of the provision for income taxes at December 31, 1994 and March 31, 1995 follows:

                                                 December 31,      March 31,
                                                    1994             1995
                                                 -----------      ---------
         Current:
                  Federal                         $ 171,317       $    -
                  State                              29,035            -
                                                   ---------        -------
                        Total                       200,352            -
         Utilization of net operating loss
         carryforwards                             (200,352)           -
                                                   ---------        -------

                        Total Income Tax Expense  $    -          $    -
                                                   =========       ========

The Company in applying its policy of the adoption of SFAS No. 109 (see Note A) has utilized its net operating loss carryfor ward to reduce current income tax expense. There are no sig nificant book - tax timing differences.

For tax return purposes, the Company has approximately $3,000,000 of net operating loss carryforwards as of December 31, 1994, which will expire in the years 2004 through 2007.

NOTE H - COMMITMENTS AND CONTINGENCIES

The Company has guaranteed the mortgage covering the premises in Deerfield Beach, Florida on behalf of its Shareholder, Hillsboro Realty Associates for the original loan commitment of $3,450,000. In addition, the company is paying the mortgage payment of $34,095 per month on behalf of the shareholder.


NOTE I - RELATED PARTY TRANSACTIONS

Through 1994, the Shareholder (Hillsboro Realty Associates) and related parties had advanced funds from time to time to the Company. This relationship continued with the additional funding of $235,000 for the period ending March 31, 1995.

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                            Aptek Technologies, Inc.

                          NOTES TO FINANCIAL STATEMENT

                    December 31, 1994 and March 31, 1995 (All
                  Balances and Amounts as of March 31, 1995 are Unaudited)


NOTE I - CONTINUED

During 1993, an Officer and Director loaned monies to the Company for the purchase of manufacturing equipment. The loan was established with specific terms and collateral. (See Note F).

The Company conducts its operations in facilities owned by its shareholder (Note
G). The Company does not incur any facili ties charge - rent.

NOTE J - SUBSEQUENT EVENT

In February, 1995, the Company and its shareholder entered into an agreement in principal to sell the assets or stock of the Company to an unrelated third party.

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